                                                                    Exhibit 10.5

                                OPTION AGREEMENT

     OPTION AGREEMENT made this 10th day of November, 1998 between M. ANTHONY HAM (the "Optionor"), of Brantley County, Georgia, and SATILLA COMMUNITY BANK and/or SATILLA FINANCIAL SERVICES, INC., (the "Optionee"), of Camden County, Georgia.

     In consideration of the payment of the aggregate sum of $10,000.00 (hereinafter called the "option money"), by the Optionee to the Optionor, by check payable to the order of the Optionor, the receipt whereof, subject to collection, the Optionor acknowledges, and also in consideration of the promises and conditions hereinafter contained, the parties agree as follows:

                                       1.

     GRANT OF OPTION. The Optionor hereby irrevocably grants to the Optionee the exclusive option to purchase from the Optionor, on and subject to the terms and conditions hereinafter contained, all of the Optionor's interest in the property (hereinafter called the "property") described as follows, to-wit:

   Lots 5,6,7,8,41,42,43, and 44 of Block I of Land Lot 88, City of Nahunta, County of Brantley, State of Georgia. (See Exhibit "A" attached hereto.)

                                       2.

     TERM OF OPTION. This option shall continue in effect until noon on June 30, 1999, and may be exercised (in accordance with its terms) at any time on or before its expiration; provided, however, that this option shall automatically terminate (without any notice from Optionor to the Optionee) at noon on June 30, 1999.

                                       3.

     EXERCISE OF OPTION. If this option is exercised (in accordance with its terms) the Optionor shall sell and convey the property to the Optionee, and the Optionee shall purchase and accept the property from the Optionor, on and subject to the terms and conditions contained in said agreement.

                                       4.

     TERMS AND CONDITIONS.  The terms of this option are as follows:

     a) The Optionor agrees to convey to the Optionee the right to purchase the property described above and owned by the Optionor at the purchase price of One Hundred Sixty Thousand Dollars ($160,000.00) cash due and payable in full on or before June 30, 1999, in addition to the exchange of the lots described in paragraph 1 above and reflected in Exhibit "A". The option money shall be credited against the purchase price.

     b) Upon payment in full of the indebtedness and obligation pursuant to this agreement by Optionor and Optionee, Optionor shall immediately execute a Warranty Deed conveying the subject property to Optionee, free and clear of any and all liens or encumbrances.


     FAILURE TO EXERCISE OPTION. If prior to noon on June 30, 1999 all conditions contained herein shall have accrued, and the Optionee does not purchase the property in accordance with the terms of this agreement, the Optionor shall retain absolutely the option money paid on the execution of this option agreement as the consideration for this option during the period to noon on June 30, 1999.


                                       6.

     OTHER CONDITIONS. Other conditions of the option agreement shall be as follows:

     As to Optionor:

     a) The Optionor shall provide ingress and egress to the property sufficient for its intended purpose, that being a commercial banking facility.

     b) The Optionor shall provide all utility service necessary for the property for its intended purpose, that being a commercial banking facility.

     c) The Optionor shall have taken all actions necessary for the property to be in compliance with all applicable requirements, restrictions and limitations of federal, state and local statute, law, ordinance, rule and regulation to allow construction to commence and use of the property as a commercial banking facility.


     As to Optionee:

     a) Should the Optionee fail to obtain all necessary approvals or not have established a commercial banking enterprise within the time period prescribed by this option agreement, the Optionor shall not return the option money to the Optionee and this option agreement shall be rendered null and void.

                                       7.

     ENTIRE AGREEMENT. This option constitutes the entire agreement between the parties. No representatives, warranties, or promises pertaining to this option or any property affected by this option have been made by, or shall be binding on, any of the parties, except as expressly stated in this option agreement. This option agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such change is sought.

                                       8.

     NOTICE. Any notice or demand under this option shall be by registered or certified mail, sent as follows: to the Optionor at P.O. Box 342 - Nahunta, Ga. 31553 and to the Optionee at Post Office Box 5400, St. Marys, Georgia 31558.

                                       9.

     TAXES. The Optionor and Optionee agree that Optionor shall be responsible for all taxes until the time of closing.

                                      10.

     BENEFIT. This option shall bind, the heirs, successors and assigns of the respective parties.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this

Agreement the day and year first above mentioned.


                                         OPTIONOR:

                                         /s/ M. Anthony Ham    (SEAL)
                                         --------------------
                                             M. Anthony Ham

Signed, sealed and delivered in the
presence of

Doretha M. Lismore
-------------------
Witness

Kristina E. Allen
-------------------
Notary Public

Notary Public, Glynn County, Georgia
My Commission Expires September 7, 2001


                                         OPTIONEE:

                                       BY: /s/               (SEAL)
                                          --------------------
                                       ATTEST:
                                              ----------------(SEAL)

Signed, sealed and delivered in the
presence of

Doretha M. Lismore
-------------------
Witness

Kristina E. Allen
-------------------
Notary Public

Notary Public, Glynn County, Georgia
My Commission Expires September 7, 2001

                                   (ROAD MAP)





-----------------------------------------

 THIS PROPERTY, BEING WITHIN THE CITY
 LIMITS OF NAHUNTA, GEORGIA, IS EXEMPT
 FROM THE OFFICIAL CODE OF GEORGIA
 ANNOTATED 15-6-67, AS AMENDED BY
 SENATE BILL NO. 735, APPROVED
 APRIL 11, 1990.

-----------------------------------------                [SEAL]

 THE EAST RIGHT-OF-WAY LINE OF CANNON
 STREET WAS DETERMINED BY THE GEORGIA
 DEPARTMENT OF TRANSPORTATION UNDER THE
 GEORGIA CODE OF PUBLIC TRANSPORTATION
 95A-602(c)
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
 THE FILED DATA UPON WHICH THIS PLAT IS BASED HAS     SURVEY FOR
 A CLOSURE PRECISION OF ONE FOOT IN 10,000 FEET                          ANTHONY HALL
 AND AN REGULAR ERROR OF H/A PER ANGLE POINT.        -------------------------------------------------------------------------------
 AND WAS ADJUSTED USING H/A RULE                       AREA                                          COUNTY           CITY
                                                        1.IHS             88             2HD         BRANTLEY         NAHUNTA
 THIS PLAT HAS BEEN CALCULATED FOR CLOSURE AND       -------------------------------------------------------------------------------
 IS FOUND TO BE ACCURATE WITHIN ONE FOOT IN            DATE            SCALE                                  GEORGIA
 1,111 FEET                                            SEPT. 7, 1995
                                                     -------------------------------------------------------------------------------
--------------------------------------------------              LEGEND                        SCALE   IN   FEET
 EQUIPMENT USED                                                                       ==== ==== ==== ====================
                  G15-7                                ( ) : IRON PER SET            100             0                 100
--------------------------------------------------      -  : IRON PER ROUND                     HUGH D. THOMAS
 THIS PLAT HAS BEEN RECORDED IN PLAT BOOK ________     [ ] : CONCRETE MARKER SET
 PAGE _______, IN THE OFFICE OF THE CLERK OF THE        -- : COND MARKER FOUND                        , GA
 SUPERIOR COURT OF _____________ COUNTY, GEORGIA       ----------------------------              PHONE 458-7718
 THIS ______ DAY OF _________, 19___. TIME _______
                                                       ----------------------------              APPROVED HUGH D. THOMAS
     ________________________________________
           CLERK OF SUPERIOR COURT                                                    GEORGIA REGISTERED LAND SURVEYOR NO. 1395
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